SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               UNIONBANCORP, INC.
------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: NA
    -------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies: NA
    -------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): NA
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    (4) Proposed maximum aggregate value of transaction: NA
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    (5) Total fee paid: NA
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: NA
    (2) Form, Schedule or Registration Statement No.: NA
    (3) Filing Party: NA
    (4) Date Filed: NA

Notes:

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                               UNIONBANCORP, INC.


                                                  March 24, 2006

Dear Fellow Stockholder:

         You are cordially invited to attend UnionBancorp, Inc.'s annual meeting of stockholders at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 25, 2006, at 10:00 a.m. local time. At the meeting, we will report to you on the progress of UnionBancorp and respond to your comments or questions. Moreover, several members of our management team will be available to speak with you individually about our record of achievement and plans for the future.

         Your board of directors has nominated three persons to serve as Class II directors on the board of directors. Their names appear in the enclosed proxy materials. All three of the nominees are incumbent directors. We recommend that you vote your shares for the nominees.

         We encourage you to attend the meeting in person. Because it is important that your shares be represented at the meeting, please sign and return the enclosed proxy, whether or not you plan to attend the meeting.

         We look forward with pleasure to seeing and visiting with you at the meeting.


                                       With best personal wishes,

                                       /s/ SCOTT A. YEOMAN
                                       -----------------------------------------
                                       Scott A. Yeoman
                                       President and
                                       Chief Executive Officer




             122 W. Madison Street o Ottawa Illinois o 815-431-2720
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                               UNIONBANCORP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 25, 2006
                    ----------------------------------------

TO HOLDERS OF COMMON STOCK:

         The annual meeting of stockholders of UnionBancorp, Inc., a Delaware corporation, will be held at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 25, 2006, at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

         1.       To elect three Class II directors.

         2. To take action with respect to any other matters that may be properly brought before the meeting and that might be considered by the stockholders of a Delaware corporation at their annual meeting.

         We are not aware of any other business to come before the meeting. Only those stockholders of record as of the close of business on March 1, 2006, shall be entitled to notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned or postponed in order to permit our further solicitation of proxies.

                                       By Order of the Board of Directors


                                       /s/ SCOTT A. YEOMAN
                                       -----------------------------------------
                                       Scott A. Yeoman
                                       President and
                                       Chief Executive Officer

Ottawa, Illinois
March 24, 2006

PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOUR VOTE IS IMPORTANT TO ENSURE THAT A MAJORITY OF THE STOCK IS REPRESENTED. IT IS HOPED THAT YOU WILL BE ABLE TO ATTEND THE MEETING, AND IF YOU DO YOU MAY VOTE YOUR STOCK IN PERSON IF YOU WISH. IF YOU LATER FIND THAT YOU MAY BE PRESENT AT THE MEETING OR FOR ANY OTHER REASON DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME PRIOR TO ITS EXERCISE. STOCKHOLDERS HOLDING SHARES IN BROKERAGE ACCOUNTS ("STREET NAME" HOLDERS) WHO WISH TO VOTE AT THE MEETING WILL NEED TO OBTAIN A PROXY FROM THE INSTITUTION THAT HOLDS THEIR SHARES.
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                               UNIONBANCORP, INC.

                                 PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the board of directors of UnionBancorp, Inc. of proxies to be voted at the annual meeting of stockholders to be held at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 25, 2006, at 10:00 a.m., local time, or at any adjournments or postponements of the meeting.

UnionBancorp, Inc., a Delaware corporation, is a regional financial services company based in Ottawa, Illinois which has one bank subsidiary. Our offices serve communities throughout central and northern Illinois through twenty locations.

This proxy statement and the accompanying notice of meeting and proxy are first being mailed to holders of shares of our common stock, par value $1.00 per share, on or about March 24, 2006 to stockholders of record as of March 1, 2006. We are required to file an annual report, called a Form 10-K, with the SEC. A copy of Form 10-K for the fiscal year ended December 31, 2005 is enclosed for your reference.

Voting Rights and Proxy Information

The board of directors has fixed the close of business on March 1, 2006, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. Our transfer books will not be closed between the record date and the date of the annual meeting. The board of directors hopes that all stockholders can be represented at the annual meeting. Whether or not you expect to be present, please sign and return your proxy in the enclosed self-addressed, stamped envelope. Stockholders giving proxies retain the right to revoke them at any time before they are voted by written notice of revocation to the Secretary of UnionBancorp, and stockholders present at the meeting may revoke their proxy and vote in person.

The shares represented by each valid proxy received in time will be voted at the annual meeting and, if a choice is specified on the proxy, it will be voted in accordance with that specification. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted in FAVOR of the election of the directors listed in the enclosed proxy. If any other matters are properly presented at the annual meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have the authority to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the annual meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting. As of the date of printing of this proxy statement, we do not know of any other matters that are to be presented at the annual meeting other than the election of three Class II directors.

                                       1.

Stockholders giving proxies retain the right to revoke them at any time before they are voted by written notice of revocation to the Secretary of UnionBancorp, or by a later executed proxy. Attendance at the annual meeting will not automatically revoke a proxy, but a stockholder attending the annual meeting may request a ballot and vote in person, thereby revoking a prior granted proxy.

On March 1, 2006, we had 3,762,876 issued and outstanding shares of common stock. For the election of directors, and for all other matters to be voted upon at the annual meeting, each share of common stock is entitled to one vote. A majority of the outstanding shares of the common stock must be present in person or represented by proxy to constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will be counted for purposes of determining a quorum but will not count toward the determination of whether such matters are approved or directors are elected. Directors will be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote. In all other matters, the affirmative vote of the majority of shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter shall be required to constitute stockholder approval. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote.

                          I.     ELECTION OF DIRECTORS

We have a staggered board of directors, divided into three classes. One class is elected annually to serve for three years. At the annual meeting, our stockholders will be entitled to elect three Class II directors for terms of three years or until their successors are elected and qualified. Each of the nominees for election as Class II directors are incumbent directors. Our board of directors has reviewed the independence of the nominees for election to the board and the independence of the incumbent directors in accordance with the standards of the Nasdaq Stock Market. In accordance with such review, the board of directors has determined that each of Messrs. Breipohl, Doty, McDonnell, Reinhardt, Shinkle, Sullivan and Trainor are independent under those standards. These independent directors constitute a majority of the incumbent members and nominees for election to the board.

The proxy provides instructions for voting for all director nominees or for withholding authority to vote for one or more director nominees. Unless instructed to the contrary, the persons acting under the proxy which we are soliciting will vote for the nominees listed below. In the event, however, that any nominee shall be unable to serve, which is not now contemplated, the proxy holders reserve the right to vote at the annual meeting for a substitute nominee.

Information About Directors and Nominees

Set forth below is information, current as of March 1, 2006, concerning the nominees for election and for the other directors whose terms of office will continue after the meeting, including the age, year first elected a director and business experience of each during the previous five years. Unless otherwise indicated, each person has held the positions shown for at least five years. The three nominees, if elected at the annual meeting, will serve as Class II directors for three-year terms, expiring in 2009. We recommend that you vote your shares FOR all three nominees.

                                       2.

                                    NOMINEES

Name                                                Position with UnionBancorp
(Age)                         Director Since        and Principal Occupation
---------------------         --------------        -------------------------------------------------------
Class II
(term expires 2009)

Robert J. Doty                    1996              Director of UnionBancorp; Chairman of Prairie Bancorp,
(Age 78)                                            Inc. (1989-1996); Owner, Farm Management

I. J. Reinhardt, Jr.              1991              Director of UnionBancorp; General Manager, St. Louis
(Age 68)                                            Beverage Company (1968-2005)

Scott A. Yeoman                   2005              Director of UnionBancorp; President and Chief
(Age 48)                                            Executive Officer of UnionBancorp (since June 2005);
                                                    Regional  President and Chief Executive Officer,
                                                    Associated Bancorp (1994-2004)

                              CONTINUING DIRECTORS

Name                                                Position with UnionBancorp
(Age)                         Director Since        and Principal Occupation
---------------------         --------------        -------------------------------------------------------
Class I
(term expires 2008)

Richard J. Berry                  1985              Director of UnionBancorp; Attorney, Myers, Berry,
(Age 53)                                            O'Conor & Kuzma, Ltd.

Walter E. Breipohl                1993              Director of UnionBancorp; Broker/Owner,
(Age 52)                                            Kaszynski-Breipohl Realtors

John A. Trainor                   1985              Director of UnionBancorp; Chairman of UnionBancorp
(Age 75)                                            (2000-2002); Owner, Trainor Grain & Supply Company, Inc.

                                       3.

Name                                                Position with UnionBancorp
(Age)                         Director Since        and Principal Occupation
---------------------         --------------        -------------------------------------------------------
Class III
(term expires 2007)

Dennis J. McDonnell               2000              Chairman of the Board (since 2002) and Director of
(Age 63)                                            UnionBancorp; Chairman, McDonnell Investment Management, LLC
                                                    (2001-present)

John A. Shinkle                   1997              Director of UnionBancorp; Executive Vice President and
(Age 54)                                            Director, Synovus Securities, Inc.

Scott C. Sullivan                 1996              Director of UnionBancorp; Attorney, Williams & McCarthy
(Age 51)

All of our directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between UnionBancorp and any person pursuant to which any director has been selected. No member of the board of directors is related to any other member of the board of directors.

Board Committees and Meetings

Our board of directors generally meets on a quarterly basis. The board of directors met six times during 2005. During 2005, all directors attended at least 75 percent of the meetings of the board and the committees on which they served. Our board of directors has standing executive, nominating and corporate governance, audit, compensation and facilities committees.

The executive committee is comprised of Messrs. McDonnell (Chair), Sullivan, Trainor and Yeoman. The executive committee meets on an as needed basis and exercises the power of the board of directors between board meetings. This committee did not meet in 2005.

The audit committee is responsible for assisting the board of directors with oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence and (4) the performance of our internal accounting function and independent auditors. The audit committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, and is an "audit committee" for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are Messrs. Reinhardt (Chair), Breipohl and Doty. During 2005, the audit committee met nine times.

The compensation committee establishes compensation and benefits for the chief executive officer and reviews and recommends compensation and benefits for the other executive officers and employees of our subsidiary, UnionBank. The committee also administers and oversees our stock-based incentive compensation plans. The members of the compensation committee are Messrs. Shinkle (Chair), McDonnell, Sullivan and Yeoman (ex officio). As an ex officio member of the committee, Mr. Yeoman has no voting rights. The compensation committee met five times in 2005.

                                       4.

The facilities committee examines and analyzes existing locations on an ongoing basis and assists the board in implementation of long-range strategies. The members of the facilities committee are Messrs. Breipohl (Chair), Doty and Sullivan. The facilities committee meets on an as needed basis and met six times in 2005.

Nominating and Corporate Governance Committee

Our board of directors has a nominating and corporate governance committee which consists of three directors. Messrs. McDonnell (Chair), Shinkle and Sullivan are the current members of this committee. The nominating and corporate governance committee identifies individuals to become board members and selects, or recommends for the board's selection, director nominees to be presented for stockholder approval at the annual meeting of stockholders or to fill any vacancies. The nominating and corporate governance committee met two times in 2005.

Our board of directors has adopted a written charter for the nominating and corporate governance committee. A copy of the charter was filed as an exhibit to the 2004 proxy statement. Based upon the review described above under the section "Election of Directors", the board of directors has determined that each of the members of our nominating and corporate governance committee is independent under the applicable standards of the Nasdaq Stock Market.

The nominating and corporate governance committee will consider director nominees recommended by stockholders. A stockholder who wishes to recommend a person or persons for consideration as a nominee for election to the board of directors must send a written notice by mail, c/o nominating and corporate governance committee, UnionBancorp, Inc., 122 W. Madison, Ottawa, Illinois 61350, that sets forth: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the stockholder proposes to be considered as a nominee; (2) the number of shares of the common stock beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to stockholders prepared in connection with an election of directors pursuant to section 14(a) of the Securities Exchange Act of 1934; and (4) the name and address (business and residential) of the stockholder making the recommendation and the number of shares of the common stock beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by the stockholder making the recommendation. We may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of UnionBancorp. Stockholder recommendations will be considered only if received no less than 120 days nor more than 150 days before the date of the proxy statement sent to stockholders in connection with the previous year's annual meeting of stockholders. The nominating and corporate governance committee will consider any nominee recommended by a stockholder in accordance with the preceding paragraph under the same criteria as any other potential nominee.

The nominating and corporate governance committee has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The nominating and corporate governance committee uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the nominating and corporate governance committee and our then current needs. We do not believe there would be any difference in the manner in which the committee evaluates nominees based on whether the nominee is recommended by a stockholder or not.

                                       5.

Code of Ethics

The Company has adopted a Code of Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

         o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
         o Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications we make;
         o Compliance with applicable governmental laws, rules and regulations;
         o The prompt internal reporting of violations of the code to an appropriate person or persons named in the code; and
         o        Accountability for adherence to the code.

We will provide to any person without charge, upon request, a copy of our Code of Ethics. Requests for a copy of our Code of Ethics should be made to our secretary at 122 W. Madison Street, Ottawa, Illinois 61350.

Stockholder Communications with the Board and Policy for Director Attendance at Annual Meetings

Our board of directors has a process for stockholders to send communications to the board of directors, its nominating and corporate governance committee or its audit committee, including complaints regarding accounting, internal accounting controls, or auditing matters. Communications can be sent to the board of directors, its nominating and corporate governance committee or its audit committee or specific directors either by regular mail to the attention of the board of directors, its nominating and corporate governance committee, its audit committee or specific directors, at our principal executive offices at 122 W. Madison Street, Ottawa, Illinois 61350. All of these communications will be reviewed by our secretary (1) to filter out communications that our secretary deems, in his or her reasonable judgment, are not appropriate for our directors, such as spam and communications offering to buy or sell products or services, and (2) to sort and relay the remainder to the appropriate committee or directors.

We expect and encourage all of our directors and nominees for election as directors to attend the annual meeting of stockholders, absent a compelling reason. All of our directors attended the 2005 annual meeting of stockholders with the exception of Mr. Shinkle.

Compensation of Directors

Each non-employee director was paid a fee of $1,000 for each board meeting attended and $250 for each committee meeting attended. In addition, each non-employee director was paid an annual retainer of $2,500, and the audit committee chairman was paid an additional annual retainer of $1,000. Each of our non-employee directors may also receive an annual grant of options to purchase shares of common stock under the UnionBancorp, Inc. 2003 Stock Option Plan. The UnionBancorp, Inc. 2003 Stock Option Plan provides for annual formula grants to each of our directors of options to purchase shares of common stock with an exercise price of not less than 100% of the then current market price of the common stock on the date of the grant. Such options become exercisable over five years. During 2005, each non-employee director was granted options to purchase 2,500 shares of common stock at a price of $21.15 per share. The options vest pro rata over a five year period and terminate on December 15, 2015.

                                       6.

Existing Equity Compensation Plans

The Company currently maintains the UnionBancorp, Inc. 2003 Stock Option Plan (the "2003 Stock Option Plan"), which the Company's board of directors adopted on December 19, 2002 and the stockholders of the Company approved on April 22, 2003. The UnionBancorp, Inc. 1993 Stock Option Plan (the "1993 Stock Option Plan"), which the Company's board of directors adopted on February 18, 1993 and the stockholders of the Company approved on April 12, 1993 was terminated on April 12, 2003. The following table provides information regarding the number of shares of common stock subject to each of these plans as well as information regarding outstanding options to purchase the Company's common stock under the plans as of December 31, 2005.

                      Equity Compensation Plan Information

---------------------------------------------------------------------------------------------------------------------

     Plan category         Number of securities to    Weighted-average exercise     Number of securities remaining
                           be issued upon exercise       price of outstanding       available for future issuance
                           of outstanding options,      options, warrants and      under equity compensation plans
                             warrants and rights                rights            (excluding securities in column (a))
                                    (a)                           (b)                           (c)
---------------------------------------------------------------------------------------------------------------------
Equity compensation                288,425                     $15.7284                         110,000
plans approved by
stockholders (1)
---------------------------------------------------------------------------------------------------------------------
Equity compensation                 13,250                     $16.0625                           9,250
plan not approved by
stockholders (2)
---------------------------------------------------------------------------------------------------------------------
         Total                     301,675                     $15.7430                         119,250
---------------------------------------------------------------------------------------------------------------------

(1)  Includes shares issuable under the UnionBancorp, Inc. 2003 Stock Option
     Plan.

(2) In 1999, the Company adopted the UnionBancorp, Inc. Non-qualified Stock Option Plan ("the 1999 Option Plan"), a broadly based compensation plan. Under the 1999 Option Plan, non-qualified options may be granted to employees and eligible directors of the Company and its subsidiaries to purchase the Company's common stock at 100% of the fair market value on the date the option is granted. The Company has authorized 50,000 shares for issuance under the 1999 Option Plan. During 1999, 40,750 of these shares were granted and are vested in three years. The options have an exercise period of ten years from the date of grant.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock at March 1, 2006, by each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, by each director or nominee, by each executive officer named in the summary compensation table which can be found later in this proxy statement, and by all of our directors and executive officers as a group.

The following table is based on information supplied to us by the directors, officers and stockholders described above. The Company has determined beneficial ownership in accordance with the rules of the SEC. Shares of common stock subject to options that are either currently exercisable or exercisable within 60 days of March 1, 2006 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table lists applicable percentage ownership based on 3,762,876 shares outstanding as of March 1, 2006. Unless otherwise indicated, the address for each person listed below is 122 W. Madison Street, Ottawa, Illinois 61350.

                                       7.

    Name of Individual or                                Amount and Nature of             Percent
Number of Individuals in Group                        Beneficial Ownership(1)(2)          of Class
------------------------------                        --------------------------         ----------
5% Stockholders

UnionBank, as Trustee for the                                  310,020(3)                   8.2%
UnionBancorp, Inc.
Employee Stock Ownership Plan ("ESOP")
122 W. Madison Street
Ottawa, Illinois  61350

Wayne W. Whalen                                                851,951(4)                  22.1%
333 W. Wacker Drive, Suite 2100
Chicago, Illinois  60606

Jeffrey L. Gendell                                             371,300(5)                   9.9%
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut 06830

Directors and Nominees

Richard J. Berry                                                45,779(6)                   1.2%
Walter E. Breipohl                                              34,079                        *
Robert J. Doty                                                  16,734                        *
Dennis J. McDonnell                                            662,908(7)                  17.2%
I.J. Reinhardt, Jr.                                             28,050(8)                     *
John A. Shinkle                                                 20,790(9)                     *
Scott C. Sullivan                                               26,718(10)                    *
John A. Trainor                                                 38,214(11)                  1.0%
Scott A. Yeoman                                                  3,300                        *

Other Named Executive Officers

Robert L. Davidson                                               5,733(12)                    *
Kurt R. Stevenson                                               14,826(13)                    *
All directors and executive officers as a group                897,131(14)                 23.3%
(11 persons)

-----------------------
* Indicates less than one percent.

(1) The information contained in this column is based upon information furnished to us by the persons named above and the members of the designated group. Amounts reported include shares held directly as well as shares which are held in retirement accounts and shares held by members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective individual may be deemed to have sole or shared voting and/or investment power. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and investment power over included shares.

(2) Amounts shown include shares obtainable as of March 1, 2006 (or obtainable within 60 days of March 1, 2006) through the exercise of options to purchase shares of common stock granted under UnionBancorp's stock option plans as follows: Mr. Berry - 16,250 shares; Mr. Breipohl - 16,250 shares; Mr. Doty - 13,750 shares; Mr. McDonnell - 9,750 shares; Mr. Reinhardt - 15,750 shares; Mr. Shinkle - 13,750 shares; Mr. Sullivan - 13,750 shares; Mr. Trainor - 15,750 shares; Mr. Davidson - 100 shares; and Mr. Stevenson - 8,118 shares. Option holders have the sole power to exercise their

                                       8.

     respective options and would also be entitled to exercise sole voting and investment power over the shares issued upon the exercise of such options.

(3) All of the shares held by the employee stock ownership plan are allocated to particular participants' accounts and the employee stock ownership plan trustee has shared voting and no investment power over such shares.

(4) Includes shares held by Mr. Whalen's wife, Paula Wolff, Mr. Whalen's children, the WPW Family Foundation and WPW Associates, L.P., a family limited partnership, with shared voting and investment power over such shares. The amount above also includes approximately 86,070 shares which are issuable upon the conversion of 1,381 shares of UnionBancorp, Inc. convertible preferred stock held by Mr. Whalen.

(5) Jeffrey L. Gendell ("Gendell") filed a Schedule 13G/A dated February 14, 2006 reporting that as of December 31, 2005 Gendell, along with certain affiliates (Tontine Financial Partners, L.P. and Tontine Management, L.L.C.), collectively beneficially owned 371,300 shares of common stock, with sole voting and investment power over such shares. Gendell is located at 55 Railroad Avenue, 3rd Floor, Greenwich, Connecticut 06830.

(6) Includes 11,100 shares held in trusts for which Mr. Berry is a co-trustee, over which shares Mr. Berry has shared voting and investment power.

(7) Includes shares held jointly by Mr. McDonnell and his wife over which voting and dispositive power is shared. Also includes shares held in trust for which Mr. McDonnell is trustee. The amount above also includes approximately 86,070 shares which are issuable upon the conversion of 1,381 shares of UnionBancorp, Inc. convertible preferred stock held by Mr. McDonnell. Mr. McDonnell's address is 815 Jackson Avenue, River Forest, Illinois 60305.

(8) Includes 6,000 shares held by Mr. Reinhardt jointly with his spouse, over which shares Mr. Reinhardt has shared voting and investment power.

(9) Includes 400 shares held by members of Mr. Shinkle's family. Mr. Shinkle has no voting or investment power over 100 of such shares and has shared voting and investment power over the remaining 300 shares. Also includes 4,061 shares held in trust for which Mr. Shinkle serves as trustee. Mr. Shinkle also has voting and investment power over 1,500 shares held in an investment club.

(10) Includes 1,687 shares held by Mr. Sullivan jointly with his spouse and 1,000 shares held by members of Mr. Sullivan's family, over which shares Mr. Sullivan has shared voting and investment power.

(11) Includes 8,515 shares held solely by Mr. Trainor's spouse, over which shares Mr. Trainor has no voting or investment power.

(12) Includes 2,633 shares allocated to Mr. Davidson under the employee stock ownership plan.

(13) Includes 425 shares held by Mr. Stevenson jointly with his spouse, over which shares Mr. Stevenson has shared voting and investment power. Also includes 593 shares held by Mr. Stevenson in his 401(k) plan and 5,690 shares allocated to Mr. Stevenson under the employee stock ownership plan.

(14) Footnotes (2) and (6) through (13) are incorporated herein.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers, directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission. They are also required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms, and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2005, we are not aware that any of our directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during 2005.

                                       9.

                             EXECUTIVE COMPENSATION

Summary Compensation

The following table shows the compensation earned for the last three fiscal years by the chief executive officer and our four other executive officers whose 2005 salary and bonus exceeded $100,000:

-----------------------------------------------------------------------------------------------------------------------------
                                           SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------
                                           Annual Compensation                           Long Term Compensation
----------------------------------------------------------------------------------------------------------------------------
                                                                                   Awards            Payouts
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Securities
                                                               Other      Restricted   Underlying
    Name and                                                   Annual        Stock       Options/     LTIP     All Other
    Principal                         Salary       Bonus    Compensation    Award(s)       SARs      Payouts  Compensation
    Position                 Year       ($)         ($)        ($)(7)         ($)        (#) (1)       ($)        ($)
----------------------------------------------------------------------------------------------------------------------------
Scott A. Yeoman (2)          2005    $ 120,859    $ 44,000       ---          ---            10,000    ---       $    351(2)
President and
Chief Executive Officer
----------------------------------------------------------------------------------------------------------------------------
Kurt R. Stevenson (3)        2005    $ 144,500    $ 28,900       ---          ---             5,000    ---       $ 10,749(3)
Senior Executive Vice        2004    $ 137,500    $ 22,688       ---          ---               ---    ---       $  9,235(3)
President and                2003    $ 110,000    $ 16,500       ---          ---               ---    ---       $  6,040(3)
Chief Financial Officer
----------------------------------------------------------------------------------------------------------------------------
Robert L. Davidson (4)       2005     $ 99,500    $  9,950       ---          ---               ---    ---       $  7,287(4)
Executive Vice President
& Chief Investment Officer
----------------------------------------------------------------------------------------------------------------------------
Dewey R. Yaeger (5)          2005    $ 239,461    $ 27,500       ---          ---               ---    ---       $ 21,150(5)
Former President, Chief      2004    $ 220,000    $ 45,000       ---          ---               ---    ---       $ 18,141(5)
Executive Officer and Head   2003    $ 121,821    $ 25,000       ---          ---               ---    ---       $  7,256(5)
of Corporate Development
----------------------------------------------------------------------------------------------------------------------------
Rick R. Clary (6)            2005    $ 157,500    $ 31,500       ---          ---             5,000    ---       $ 16,308(6)
Former Vice President and    2004    $ 150,000    $ 25,500       ---          ---               ---    ---       $ 12,716(6)
Chief Operating Officer      2003    $ 131,875    $ 20,250       ---          ---               ---    ---       $ 10,976(6)
----------------------------------------------------------------------------------------------------------------------------

(1) All options vest 50% in the 4th and 5th years on or about the anniversary of the date of grant.

(2) We were not required to disclose Mr. Yeoman's salary information with respect to his compensation prior to 2005.

(3) Represents the dollar value of allocations under our employee stock ownership plan in the amount of $3,836 for 2005, $4,409 for 2004 and $2,354 for 2003, premiums for split dollar life insurance of $225 for 2005, $206 for 2004 and $155 for 2003 and $6,687 of 401(k) employer contributions for 2005, $4,620 for 2004 and $3,531 for 2003.

(4) We were not required to disclose Mr. Davidson's salary information prior to 2005. Represents the dollar value of allocations under our employee stock ownership plan in the amount of $2,473 for 2005, premiums for split dollar life insurance of $502 and $4,312 of 401(k) employer contributions for 2005.

(5) Mr. Yaeger ceased employment with the Company effective December 31, 2005. The amount shown for Mr. Yaeger under All Other Compensation represents the dollar value of allocations under our employee stock ownership plan in the amount of $4,819 for 2005 $5,869 for 2004, premiums for split dollar life insurance of $4,953 for 2005, $2,772 for 2004 and $1,056 for 2003, fees for services provided to our board of directors and director fees for serving on the boards of various subsidiaries of $2,150 for 2004 and $6,200 for 2003 and $11,379 of 401(k) employer contributions for 2005 and $7,350 for 2004.

(6) Mr. Clary ceased employment with the Company effective January 11, 2006. The amount shown for Mr. Clary under All Other Compensation represents the dollar value of allocations under our employee stock ownership plan in the

                                      10.

     amount of $4,300 for 2005, $4,943 for 2004 and $2,820 for 2003, premiums for split dollar life insurance of $288 for 2005, $266 for 2004 and $227 for 2003, director fees for serving on the board of a subsidiary of $1,200 for 2003 and $7,320 of 401(k) employer contributions for 2005, $5,108 for 2004 and $4,230 for 2003.

(7) Perquisites that do not exceed the lower of $50,000 or 10% of salary and bonus in the aggregate in any year for a named executive officer are not disclosed in the table in accordance with SEC rules.

Stock Option Information

The following table sets forth certain information concerning the number and value of stock options granted in the last fiscal year to the individuals named above in the summary compensation table:

--------------------------------------------------------------------------------------------------------------------
                                          OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------------------
                                                  Individual Grants
--------------------------------------------------------------------------------------------------------------------
                                                                                          Potential realizable value
                                                                                          at assumed annual rates of
                                                                                           stock price appreciation
                                                                                               for option term
--------------------------------------------------------------------------------------------------------------------
     (a)                       (b)              (c)              (d)           (e)            (f)            (g)
                                           % of Total
                                             Options
                             Options        Granted to        Exercise or
                             Granted        Employees in      Base Price    Expiration
    Name                     (#)(1)         Fiscal Year         ($/Sh)        Date          5% ($)          10% ($)
--------------------------------------------------------------------------------------------------------------------
Scott A. Yeoman             10,000(2)           33%           $   20.30      06/16/15      $ 127,666       $ 323,530
--------------------------------------------------------------------------------------------------------------------

Kurt R. Stevenson            5,000(2)           17%           $   20.30      06/16/15      $  63,833       $ 161,765
--------------------------------------------------------------------------------------------------------------------

Rick R. Clary                5,000(2)           17%           $   20.30      06/16/15      $  63,833       $ 161,765
--------------------------------------------------------------------------------------------------------------------

(1) All options vest 50% in the 4th and 5th years on or about the anniversary of the date of grant.

(2)  Represents qualified options granted on June 16, 2005.

                                      11.

The following table sets forth certain information concerning the exercisable and nonexercisable stock options at December 31, 2005 held by the individuals named in the summary compensation table.

--------------------------------------------------------------------------------------------------------------------

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END

                                 OPTIONS VALUES
--------------------------------------------------------------------------------------------------------------------
                                Shares                          Number of Securities         Value of Unexercised
                             Acquired on                       Underlying Unexercised       In-the-Money Options at
                               Exercise     Value Realized      Options at FY-End                FY-End ($) (1)
     Name                                                             (#)
     (#)                         (#)             ($)       Exercisable  Unexercisable    Exercisable   Unexercisable
--------------------------------------------------------------------------------------------------------------------
Scott A. Yeoman                  ---             ---               ---        10,000     $      ---     $    10,000
--------------------------------------------------------------------------------------------------------------------
Kurt R. Stevenson                ---             ---             6,944         7,718     $   51,315     $    24,824
--------------------------------------------------------------------------------------------------------------------
Robert L. Davidson               ---             ---               100           ---     $      524     $       ---
--------------------------------------------------------------------------------------------------------------------
Rick R. Clary                    ---             ---            10,207         8,404     $   70,171     $    29,515
--------------------------------------------------------------------------------------------------------------------

(1) Based on market value of the underlying stock at the fiscal year end of $21.30 minus the exercise price. The market price on March 1, 2006 was $20.95 per share.

Employment Agreements and Other Arrangements

We are not a party to any employment agreements with our executive officers named in the compensation table, except for the following:

In July of 2005, the Company entered into a change of control agreement with Scott A. Yeoman, President and Chief Executive Officer of UnionBancorp, Inc. The agreement provides that if, within two years after a change in control occurs, the executive's employment is terminated without "good cause" or the executive voluntarily terminates employment with "good reason," then the executive shall receive a cash payment equal to two times the executive's salary. If, at any time during the two year period, the executive obtains employment, payments will be reduced by the amount of compensation being earned in the new position.

In November of 2003, the Company entered into change of control agreements with two of our executives, Rick R. Clary and Kurt R. Stevenson. The agreements provide that if, within two years after a change in control occurs, the executive's employment is terminated without "good cause" or the executive voluntarily terminates employment with "good reason," then the executive shall receive a cash payment equal to two times the executive's salary. In October of 2004, Mr. Clary and Mr. Stevenson had their agreements amended to clarify their reporting channels as a result of organizational restructuring initiatives.

These agreements remain in force for Mr. Yeoman and Mr. Stevenson. Mr. Clary's agreement was terminated on January 11, 2006 as a result of his departure from the organization.

Compensation Committee Interlocks and Insider Participation

During 2005, the members of the compensation committee were Messrs. Shinkle (Chair), McDonnell, Sullivan and Yeoman (ex officio). None of these individuals was an officer or employee of UnionBancorp or any of our subsidiaries during 2005, and none of these individuals is a former officer or employee of

                                      12.

UnionBancorp or any of our subsidiaries, except for Mr. Yeoman who is president and chief executive officer. Mr. Yeoman did not participate in any decisions pertaining to his compensation.

Board Compensation Committee Report on Executive Compensation

The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by UnionBancorp shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

General. The compensation committee of our board of directors is comprised of three independent directors and is responsible for providing oversight to ensure that the Company's compensation incentives and benefits are competitive and that they are aligned to allow Company goals to be successfully achieved. In determining the compensation and benefits of our executive officers, the following factors are generally taken into consideration:

         o the performance of the executive officers in achieving short and long-term goals;
         o payment of compensation commensurate with the ability and expertise of the executive officers; and
         o payment of compensation that is competitive with similar companies.

The committee considers the foregoing factors, as well as others, in determining the compensation and benefits plans of our executive officers. There is no assigned weight given to any of these factors.

Base Salary. In determining the base salary of executive officers, the compensation committee defines base salary as the annualized regular cash compensation of an employee, excluding bonus awards, Company contributions to employee benefit plans, or other compensation not designated as salary. The committee considers the individual job performance of the executive officers, as well as overall corporate performance, and the average salaries as published by our peers and other third-party consultants.

Short-Term Incentive Compensation (Cash Bonus). The short-term incentive compensation program is intended to sustain management's focus on the corporation's requirement for strategic long-range planning by encouraging attainment of the annual profitability goals. The plan is designed to attract, develop, retain and reward well-qualified management and executive staff.

Each year, the compensation committee approves participants for the program and corresponding rewards tiers ranging up to 40% of base salary, commensurate with the responsibility level of each position. With the exception of the chief executive officer whose rewards are tied solely to Company performance, eligible rewards are based on a 50/50 split of personal goals and corporate performance. A minimum threshold must be met before any rewards are paid, and all rewards are subject to final approval by the board of directors. Personal goals are set jointly by the participant and Company management and are comprised of tactical initiatives to be completed within the period that can ultimately advocate the successful completion of long-range strategic initiatives.

Long-Term Incentive Compensation and Retirement Benefits. In addition to cash-based compensation, the compensation committee considers various benefits, such as our employee stock ownership plan, 401(k) plan and the stock option plan, together with perquisites, in determining compensation. Executive officers of the Company are afforded the same participation and rewards terms in the Company's retirement plans as all other eligible staff.

The Company's primary long-term incentive vehicle is stock options. Inclusion in the Company's long-term incentive program is based on the recommendation of the chief executive officer and the compensation committee, and is approved by the board of directors.

                                      13.

The committee believes that the benefits provided through the stock-based plans more closely tie the compensation of the officers to the interests of the stockholders and provide significant additional performance incentives for the officers which directly benefit the stockholders through an increase in the stock value.

Compensation of the Chief Executive Officer. Mr. Yeoman joined the organization on June 13, 2005 as the president and chief executive officer of UnionBancorp, Inc. The terms of his employment, including an initial base salary of $220,000 per annum, were established through negotiations with the board of directors.

As a pre-condition of employment, Mr. Yeoman also entered into an employment security agreement executed in July of 2005. The terms of this agreement are outlined in the aforementioned section entitled "Employment Agreements."

In addition, Mr. Yeoman was named a participant in UnionBancorp, Inc.'s short-term incentive compensation program, whereby Mr. Yeoman would be eligible for cash rewards equivalent to 40% of his base salary contingent upon the successful completion of pre-determined goals set forth by the Company's compensation committee and approved by the full board. In his role as the chief executive officer, Mr. Yeoman's sole goal was successful execution of the Company's strategic plan to achieve 2005 budget targets for the remaining months of 2005.

Since Mr. Yeoman began his employment in June of 2005, and the Company achieved budgeted targets for 2005, he was paid a pro-rated bonus of $44,000 in January of 2006. Mr. Yeoman's payment was recommended by the Company's compensation committee and approved by the Company's board of directors.

The long-term incentive vehicle historically utilized by the Company is stock options. Eligible participants include all holding Company directors and certain officers of the Company, including the chief executive officer. The original stock option plan was approved by stockholders in 1993, and the 2003 Stock Option Plan was presented and approved by stockholders in 2003. Mr. Yeoman received a stock option grant of 10,000 shares upon hire. Terms and conditions of the grant are explained in detail in the Summary Compensation Table of Executive Compensation.

Mr. Yeoman was eligible for participation in all Company-sponsored benefits programs in 2005, including the Company's group health coverage, group-term life insurance coverage, and Company-sponsored retirement programs including the UnionBancorp, Inc. 401(k) and Profit Sharing Plan and the UnionBancorp, Inc. Employee Stock Ownership Plan.

Mr. Yeoman did not receive any compensation associated with a car allowance or country club dues in 2005. The Company did, however, pay approximately $11,000 in expenses related to his relocation and made nominal reimbursements associated with temporary housing expenses.

Mr. Yeoman's compensation and benefits package for 2005 was approved by the Company's board of directors and was commensurate with Mr. Yeoman's knowledge, skills and abilities, as supported by prior professional experience and accomplishments, as well as the board's belief in Mr. Yeoman's ability to successfully lead and transform the organization. The compensation committee has reviewed all components of the total compensation package of the chief executive officer and the other named executives in this proxy statement and believes them to be reasonable and not excessive.

In addition to determining the initial compensation and benefits package for the chief executive officer, annually, the compensation committee evaluates four primary areas of performance in determining the chief executive officer's level

                                      14.

of compensation. Changes to the base salary, cash bonus, long-term rewards and other benefits of the chief executive officer are based on:

         o        long-range strategic planning and implementation;
         o        the Company's financial performance;
         o compliance with regulatory requirements and relations with regulatory agencies; and
         o the individual's effectiveness of managing relationships with stockholders and the board of directors

When evaluating the Company's financial performance, the committee considers profitability, asset growth, asset quality and risk management. The primary evaluation criteria are considered to be essential to our long-term viability and are given equal weight in the evaluation. Finally, the committee reviews compensation packages of peer institutions, as well as compensation surveys provided by independent third parties, to ensure that the chief executive officer's compensation is competitive and commensurate with his level of performance.

                             Compensation Committee:
                             John A. Shinkle (Chair)
                               Dennis J. McDonnell
                                Scott C. Sullivan
                          Scott A. Yeoman (ex officio)

Stockholder Return Performance Presentation

The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by UnionBancorp shall not be deemed to include the following performance graph and related information unless such graph and related information are specifically stated to be incorporated by reference into such document.

The following graph shows a comparison of cumulative total returns for UnionBancorp, the Nasdaq Stock Market (US Companies) and an index of SNL Midwest Bank Stocks for the five-year period beginning January 1, 2001 and ending on December 31, 2005. The graph was prepared at our request by SNL Financial LC, Charlottesville, Virginia.

                                      15.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

                   (ASSUMES $100 INVESTED ON JANUARY 1, 2001)

                            [GRAPHIC CHART OMITTED]


                            Total Return Performance

                                                                          Period Ending
                                           ----------------------------------------------------------------------

Index                                           12/31/00   12/31/01    12/31/02   12/31/03    12/31/04   12/31/05
-----------------------------------------------------------------------------------------------------------------
UnionBancorp, Inc.                                100.00     140.15      156.38     229.06      227.02     232.20
NASDAQ Composite                                  100.00      79.18       54.44      82.09       89.59      91.54
SNL Midwest Bank Index                            100.00     102.20       98.59     126.20      142.40     137.21

Source : SNL Financial LC, Charlottesville, VA                    (434) 977-1600
(C) 2006                                                             www.snl.com

                                      16.

                          TRANSACTIONS WITH MANAGEMENT

Several of our directors and executive officers (including their affiliates, families and companies in which they are principal owners, officers or directors) were loan customers of, and had other transactions with, us and our subsidiaries in the ordinary course of business. These loans and lines of credit were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. During 2005, we paid approximately $94,579 to the law firm of Myers, Berry, O'Conor & Kuzma, Ltd. for legal services. Richard J. Berry, a director of UnionBancorp, is a principal of that firm.

                                 ACCOUNTANT FEES

Audit Fees

Audit fees and expenses billed to the Company by Crowe Chizek and Company LLC for the audit of the Company's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004, and for the review of the Company's financial statements included in the Company's quarterly reports on Form 10-Q, are as follows:

                            2005                                2004
                          --------                            --------
                          $118,500                            $156,100


Audit Related Fees

Audit related fees and expenses billed to the Company by Crowe Chizek and Company LLC for fiscal years 2005 and 2004 for services related to the performance of the audit or review of the Company's financial statements that were not included under the heading "Audit Fees", are as follows:

                            2005                                2004
                          --------                            --------
                          $ 14,000                            $ 13,600

Tax Fees

Tax fees and expenses billed to the Company for fiscal years 2005 and 2004 for services related to tax compliance, tax advice and tax planning, consisting primarily of preparing the Company's federal and state income tax returns for the previous fiscal periods and inclusive of expenses are as follows:

                            2005                                2004
                          --------                            --------
                          $ 27,600                            $ 30,850

All Other Fees

Fees and expenses billed to the Company for fiscal years 2005 and 2004 for all other services, which primarily consisted of the audit of the benefit plans are as follows:

                            2005                                2004
                          --------                            --------
                          $ 45,165                            $ 29,815

                                      17.

The audit committee, after consideration of the matter, does not believe that the rendering of these services by Crowe Chizek to be incompatible with maintaining its independence as our principal accountant. In accordance with
Section 10A(i) of the Exchange Act, before Crowe Chizek and Company LLC is engaged by us to render audit or non-audit services, the engagement is approved by our audit committee. None of the audit-related, tax and other services described in the table above were required to be approved by the audit committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The audit committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Company's independent auditors. The audit committee has delegated its pre-approval authority to the chairman of the audit committee to act between meetings of the audit committee. Any pre-approval given by the chairman of the audit committee pursuant to this delegation is presented to the full audit committee at its next regularly scheduled meeting. The audit committee or chairman of the audit committee reviews and, if appropriate, approves non-audit service engagements, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation and the likely impact of the non-audit services on the independence of the independent auditors. Since the effective date of the SEC rules requiring pre-approval of non-audit services on May 6, 2003, each new engagement of the Company's independent auditors to perform non-audit services has been approved in advance by the audit committee or the chairman of the audit committee pursuant to the foregoing procedures.

                             AUDIT COMMITTEE REPORT

The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by UnionBancorp shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

The duties and responsibilities of the audit committee are set forth in the audit committee charter. A copy of the charter was filed as an exhibit to the 2004 proxy statement. As described above under the section "Election of Directors", the board of directors has determined that each member of the audit committee is independent as defined in the applicable standards of the Nasdaq Stock Market.

The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2005 with our management and Crowe Chizek and Company LLC, our independent auditors. The committee has also discussed with Crowe Chizek the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committee). Based on the review and discussions with management and Crowe Chizek, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2005 for filing with the Securities and Exchange Commission.

                                Audit Committee:
                           I.J. Reinhardt, Jr. (Chair)
                               Walter E. Breipohl
                                 Robert J. Doty

                                      18.

Audit Committee Financial Expert

While the board of directors endorses the effectiveness of our audit committee, its membership does not include a director who qualifies for designation as an "audit committee financial expert" - a concept under federal regulation that contemplates such designation only when an audit committee member satisfies all five qualification requirements, such as experience (or "experience actively supervising" others engaged in), preparing, auditing, analyzing or evaluating financial statements presenting a level of accounting complexity comparable to what is encountered in connection with our Company's financial statements. The Company is currently trying to recruit an individual that meets the requirement of a financial expert to serve on the board and audit committee.

                  STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

For inclusion in our proxy statement and form of proxy relating to the 2007 annual meeting of stockholders, stockholder proposals must be received by us on or before November 24, 2006. In order to be presented at such meeting, notice of the proposal must be received by UnionBancorp on or before March 27, 2007, and must otherwise comply with our bylaws.

                        "HOUSEHOLDING" OF PROXY MATERIALS

In 2000, the Securities and Exchange Commission adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements, prospectuses and annual reports with respect to two or more security holders sharing the same address by delivering a single copy of proxy statements, prospectuses and annual reports, as the case may be, addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for security holders and cost savings for companies.

This year, a number of brokers with accountholders who are UnionBancorp stockholders will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to UnionBancorp stockholders, a single proxy statement and Form 10-K annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or the Company that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and Form 10-K annual report, please notify your broker, direct your written request to UnionBancorp, Inc., Investor Relations, 122 W. Madison Street, Ottawa, IL 61350 or contact Investor Relations at (815) 431-2720.

Stockholders who currently receive multiple copies of the proxy statement and Form 10-K annual report at their address and would like to request "householding" of their communications should contact their broker or, if a stockholder is a direct holder of UnionBancorp shares, they should submit a written request to Computershare Investor Services, the Company's transfer agent, at 2 North LaSalle Street, Chicago, IL 60602.

                                      19.

                                  OTHER MATTERS

We do not intend to present any other business at the meeting and know of no other matters which will be presented. However, if any other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on those matters. A representative of our independent auditors, Crowe Chizek and Company LLC, is expected to attend the annual meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires.

Your proxy is solicited by the board of directors, and we will pay the cost of solicitation. In addition to soliciting proxies by use of the mail, officers, directors and regular employees of UnionBancorp or our subsidiaries, acting on our behalf, may solicit proxies by telephone, telegraph or personal interview. We will, at our expense, upon the receipt of a request from brokers and other custodians, nominees and fiduciaries, forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

                           FAILURE TO INDICATE CHOICE

If any stockholder fails to indicate a choice with respect to any of the proposals on the proxy for the annual meeting, the shares of such stockholder shall be voted FOR the nominees listed under proposal 1.


                                       By Order of the Board of Directors


                                       /s/ SCOTT A. YEOMAN
                                       -----------------------------------------
                                       Scott A. Yeoman
                                       President and
                                       Chief Executive Officer

Ottawa, Illinois
March 24, 2006


                       ALL STOCKHOLDERS ARE URGED TO SIGN
                         AND MAIL THEIR PROXIES PROMPTLY

                                      20.

                           __________________________

                             THIS PAGE INTENTIONALLY

                                   LEFT BLANK
                           __________________________

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[GRAPHIC LOGO OMITTED]
  UNIONBANCORP, INC.



                        [ ] Mark this box with an X if you have made
                            changes to your name or address details above.

________________________________________________________________________________

Annual Meeting Proxy Card
________________________________________________________________________________

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 25, 2006

The undersigned hereby appoints Walter E. Breipohl and John A. Trainor, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual meeting of the stockholders of UnionBancorp, Inc., to be held at the Starved Rock Lodge and Conference Center located in Utica, Illinois, on Tuesday, April 25, 2006, 10:00 a.m., local time, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement (receipt of which is hereby acknowledged) as designated below, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

A  Election of Directors                           B Other Matters

1.  The Board of Directors recommends              In their discretion, the proxies are authorized to vote
    a vote FOR the listed nominees.                upon such other matters as may properly come before
                                                   the meeting.

                              For     Withhold
01 - Robert J. Doty           [ ]       [ ]

                              For     Withhold
02 - I. J. Reinhardt, Jr.     [ ]       [ ]

                              For     Withhold
03 - Scott A. Yeoman          [ ]       [ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

Signature 1 - Please keep    Signature 2 - Please keep    Date (mm/dd/yyyy)
signature within the box     signature within the box

_________________________    _________________________    ______________________